UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2008

SAPPHIRE INDUSTRIALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33914	26-1159283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Rockefeller Plaza

62nd Floor

New York, New York 10020

(Address of principal executive offices, zip code)

(212) 632-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 29, 2008, Sapphire Industrials Corp. (the "Company") issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that commencing on January 31, 2008, separate trading may begin of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and warrants, each to purchase one share of Common Stock at an exercise price of $7.00 per share, included in the 80,000,000 units sold in the Company's initial public offering.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated as of January 29, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAPPHIRE INDUSTRIALS CORP.

Date: January 29, 2008	By:	/s/ Douglas C. Taylor
	Name:	Douglas C. Taylor
	Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated as of January 29, 2008